As filed with the Securities and Exchange Commission on July 27, 2020

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No. )

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THE ROYCE FUND
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRE-RECORDED CALL SCRIPT FOR THE ROYCE FUND

July 27, 2020

Hello, this is Chris Clark, CEO of The Royce Funds. Let me begin by thanking you for being a shareholder. We greatly appreciate your business.

The shareholder meeting for your fund has been adjourned, with a new meeting date of July 30th. I’d like to encourage you to vote right away by calling Computershare at 1-866-209-8568.

You may also receive material via mail or email which you can use to vote by following the instructions on your proxy card.

If you have any questions or would like to vote with a live agent, please call Computershare at 1-866-209-8568.

Thank you very much for choosing The Royce Funds and have a great day.